UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

Liberty All-Star Growth Fund, Inc.
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado		80203
(Address of principal executive offices)		(Zip code)

Tane T. Tyler, Secretary Liberty All-Star Growth Fund, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:	303-623-2577

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2007

Item 1.  Reports to Stockholders.

LIBERTY ALL-STAR® GROWTH FUND

June 30, 2007

SECOND QUARTER REPORT

LIBERTY ALL-STAR® GROWTH FUND, INC.

Data Through June 30, 2007

Fund Statistics

Period End Net Asset Value (NAV)	$5.88

Period End Market Price	$5.70

Period End Discount	3.1%

	2nd Quarter 2007	Year-to-Date

Distributions	$0.15	$0.30

Market Price Trading Range	$5.45 to $5.79	$5.25 to $5.82

Discount Range	0.5% to 4.5%	0.5% to 6.7%

Performance

Shares Valued at NAV	6.2%	8.8%

Shares Valued at NAV with Dividends Reinvested	6.3%	9.0%

Shares Valued at Market Price with Dividends Reinvested	6.8%	11.9%

NASDAQ Composite Index	7.7%	8.2%

Russell 3000 Growth Index	6.8%	8.2%

S&P 500 Index	6.3%	7.0%

Lipper Multi-Cap Growth Mutual Fund Average*	7.4%	9.8%

NAV Reinvested Percentile Rank (1 = best; 100 = worst)	68th	60th

Number of Funds in Category	562	546

*     Percentile rank calculated using the Fund’s NAV Reinvested return within the Lipper Multi-Cap Growth Open-end Mutual Fund Universe.

Figures shown for the Fund and the Lipper Multi-Cap Growth Mutual Fund Average are total returns, which include dividends, after deducting Fund expenses. Figures shown for the unmanaged NASDAQ Composite Index, the Russell 3000 Growth Index and the S&P 500 Index are total returns, including income. A description of the Lipper benchmark and the market indices can be found on page 27.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

LIBERTY ALL-STAR® GROWTH FUND

PRESIDENT’S LETTER

July 2007

FELLOW SHAREHOLDERS:

After a flat first quarter, the stock market advanced in the second quarter and recaptured the momentum that it showed throughout the second half of 2006. The widely followed S&P 500 Index gained 6.3 percent for the quarter, while the growth-oriented NASDAQ Composite Index advanced an even stronger 7.7 percent. The S&P 500 set a new record high during the quarter, finally breaking its previous record – set in March 2000 – on May 30. The quarter played out as a classic example of a strong stock market “climbing a wall of worry.”

Certainly, there was plenty to worry about, most of it emanating from higher interest rates. Much of the fallout was related to subprime loans. As interest rates rose, many adjustable rate mortgages were reset to higher rates, raising payments for borrowers and thus increasing the likelihood that defaults would rise. If severe enough, the problem was viewed as one that could spill over to the broader economy. Indeed, in June foreclosures ran 87 percent above the rate of June 2006.

Those rising interest rates were a source of concern to financial markets, as well. Rates on the benchmark 10-year Treasury hit a five-year intraday high of 5.3 percent in June. The Federal Reserve left its key Fed funds rate unchanged at 5.25 percent at its June meeting, but the Federal Open Market Committee is still concerned about potential infationary pressures, and appears ready to raise short-term interest rates if that were to occur. There were also fears that rising rates might undercut the record-setting pace of merger and acquisition activity, as plentiful liquidity has encouraged acquirers – particularly private equity firms – to leverage their deals.

Liberty All-Star Growth Fund turned in a good second quarter but moderately lagged key comparables. For the quarter, the Fund rose 6.2 percent with shares valued at net asset value (NAV) and 6.3 percent with shares valued at NAV with dividends reinvested. The Fund’s market price with dividends reinvested rose 6.8 percent for the quarter. By comparison, the Russell 3000 Growth Index returned 6.8 percent and the Lipper Multi-Cap Growth Mutual Fund Average rose 7.4 percent for the period.

Year to date through June 30, Fund results were competitive in both absolute and relative terms. Shares valued at NAV are ahead 8.8 percent, and 9.0 percent with shares valued at NAV with dividends reinvested. The Fund’s market price return rose 11.9 percent for the first half. By comparison, both the NASDAQ Composite Index and the Russell 3000 Growth Index gained 8.2 percent. The Lipper Multi-Cap Growth Mutual Fund Average rose 9.8 percent for the period.

www.all-starfunds.com	ASG

Fund performance was weak early in the quarter. By quarter-end, however, the Fund’s relative performance improved significantly. Growth outperformed value for the quarter, and encourages us to believe that the abnormally long period of value outperformance may be coming into better balance. Given the risks in the market – as described earlier in this letter – we are seeing investors focus not just on growth but quality growth, which plays to the Fund’s emphasis on quality.

Our interview this quarter is with our large-cap growth manager, John Jostrand, CFA, Principal and Portfolio Manager of William Blair & Company, L.L.C. I believe you’ll find that John has some interesting comments on the stock market’s first half, as well as some insights into the factors he and his associates look for in potential portfolio companies. Certainly, the market’s growing preference for quality growth stocks is meaningful for this investment management firm.

We are encouraged that the stock market posted a solid second quarter, but not satisfied. While the Fund ranked in the top one-third of its peer universe in the first quarter of this year, it slipped below median in the second quarter – despite good absolute returns. In a stock market facing so many cross currents, we believe – as we have said in the past – that the best path forward is to pursue the Fund’s investment objectives and consistently adhere to its investment strategy and process.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star Growth Fund, Inc.

The views expressed in the President’s letter and the Manager Interview reflect the views of the President and Manager, respectively, as of July 2007 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent. References to specific company securities should not be construed as a recommendation or investment advice.

SECOND QUARTER REPORT  JUNE 30, 2007

LIBERTY ALL-STAR® GROWTH FUND

TABLE OF DISTRIBUTIONS & RIGHTS OFFERINGS

		RIGHTS OFFERINGS
			SHARES NEEDED
	PER SHARE	MONTH	TO PURCHASE		SUBSCRIPTION
YEAR	DISTRIBUTIONS	COMPLETED	ONE ADDITIONAL SHARE		PRICE
1997	$1.24
1998	1.35	July	10		$12.41
1999	1.23
2000	1.34
2001	0.92	September	8		6.64
2002	0.67
2003	0.58	September	8	*	5.72
2004	0.63
2005	0.58
2006	0.59
2007
1st Quarter	0.15
2nd Quarter	0.15

* The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.

DISTRIBUTION POLICY

Liberty All-Star Growth Fund, Inc.’s current policy, in effect since 1997, is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the 10 percent pay-out policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the 10 percent pay-out policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

DIVIDEND REINVESTMENT PLAN

Each registered shareholder of the Fund will automatically be a participant in the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan unless the shareholder specifically elects otherwise by writing to the Plan Agent, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078 or by calling 1-800-LIB-FUND (1-800-542-3863). If your shares are held for you by a broker, bank or other nominee, you should contact the institution holding your shares as to whether or not you wish to participate in the Plan. Participants in the Plan have their dividends automatically reinvested in additional shares of the Fund, and are kept apprised of the status of their account through quarterly statements.

LIBERTY ALL-STAR® GROWTH FUND

TOP 20 HOLDINGS & ECONOMIC SECTORS

as of June 30, 2007 (Unaudited)

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS
Danaher Corp.	1.85%
PepsiCo, Inc.	1.80
Resources Connection, Inc.	1.73
Affiliated Managers Group, Inc.	1.58
Cisco Systems, Inc.	1.54
The Corporate Executive Board Co.	1.37
Praxair, Inc.	1.34
Paychex, Inc.	1.23
ANSYS, Inc.	1.23
The Goldman Sachs Group, Inc.	1.19
GFI Group, Inc.	1.17
Johnson Controls, Inc.	1.15
Rockwell Collins, Inc.	1.13
Schlumberger Ltd.	1.11
Genentech, Inc.	1.10
Smith International, Inc.	1.09
Walgreen Co.	1.08
National Instruments Corp.	1.03
Fastenal Co.	1.01
ResMed, Inc.	1.01
25.73%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS
Information Technology	22.95%
Industrials	19.21
Consumer Discretionary	14.56
Health Care	12.97
Financials	10.27
Energy	8.40
Consumer Staples	4.64
Telecommunication Services	2.39
Materials	1.99
Other Net Assets	2.62
100.00%

*     Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

LIBERTY ALL-STAR® GROWTH FUND

MAJOR STOCK CHANGES IN THE SECOND QUARTER

The following are the major ($750,000 or more) stock changes–both purchases and sales–that were made in the Fund’s portfolio during the second quarter of 2007.

SECURITY NAME	PURCHASES (SALES)	SHARES AS OF 6/30/07

PURCHASES
ABB Ltd.	52,440	52,440
Apache Corp.	9,540	9,540
Bare Escentuals, Inc.	27,800	27,800
Cbeyond, Inc.	24,662	24,662
Cogent Communications Group, Inc.	32,922	32,922
Danaher Corp.	11,980	40,030
DJO, Inc.	19,680	20,621
Flowserve Corp.	11,300	11,300
IntercontinentalExchange, Inc.	9,210	9,210
Oceaneering International, Inc.	21,000	21,000
Starbucks Corp.	24,970	24,970

SALES
Affiliated Managers Group, Inc.	(6,503)	20,069
Alliance Data Systems Corp.	(28,540)	—
Amgen, Inc.	(16,370)	—
Broadcom Corp., Class A	(30,700)	—
Express Scripts, Inc., Class A	(11,100)	—
Fastenal Co.	(24,058)	39,551
Genentech, Inc.	(15,750)	23,725
Jabil Circuit, Inc.	(50,625)	—
Kohl’s Corp.	(12,452)	—
MedImmune, Inc.	(25,200)	—
Medtronic, Inc.	(22,155)	—
Microchip Technology, Inc.	(40,032)	—
NIKE, Inc., Class B*	(44,620)	—
SEI Investments Co.*	(14,800)	17,600

* Adjusted for stock split.

LIBERTY ALL-STAR® GROWTH FUND

INVESTMENT MANAGERS / PORTFOLIO CHARACTERISTICS

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 27 for a description of these indices.

PORTFOLIO CHARACTERISTICS AS OF JUNE 30, 2007 (UNAUDITED)	MARKET CAPITALIZATION SPECTRUM SMALL LARGE

	RUSSELL GROWTH:
	SMALLCAP		MIDCAP		LARGECAP		M.A.				WILLIAM		TOTAL
	INDEX		INDEX		INDEX		WEATHERBIE		TCW		BLAIR		FUND
Number of Holdings	1255		565		708		60		60		35		146	*
Weighted Average Market
Capitalization (billions)	$1.3		$8.7		$66.7		$2.1		$6.0		$44.8		$17.1
Average Five-Year
Earnings Per Share Growth	28%		30%		27%		27%		50%		31%		35%
Dividend Yield	0.5%		0.8%		1.1%		0.3%		0.3%		0.8%		0.5%
Price/Earnings Ratio	21	x	22	x	21	x	26	x	27	x	23	x	25	x
Price/Book Value Ratio	4.6	x	4.9	x	5.2	x	4.8	x	6.4	x	5.4	x	5.4	x

* Certain holdings are held by more than one manager.

LIBERTY ALL-STAR® GROWTH FUND

MANAGER INTERVIEW

John F. Jostrand, CFA
Principal and
Portfolio Manager
William Blair &
Company, L.L.C.

William Blair looks for “the big 3” – great financials, sound business model and strong management

William Blair manages the portion of the Liberty All-Star Growth Fund that is allocated to large cap growth stocks. Chicago-based William Blair emphasizes disciplined, fundamental research to identify quality growth companies with the ability to sustain their growth over a long period of time. At the core of the firm is a team of analysts who perform research aimed at identifying companies that have the opportunity to grow in a sustainable manner. Recently, we had the opportunity to talk with Principal and Portfolio Manager John F. Jostrand, CFA. The Fund’s Investment Adviser, ALPS Advisers, Inc., moderated the interview.

What’s your take on the first half of the year? After a flattish first quarter (+0.6 percent for the S&P 500), the market posted a strong second quarter (+6.3 percent including a new record high for the same S&P 500).

I heard an analogy that seems to describe it: The first half of the year was kind of like a light switch, off and on … off in the first quarter, on in the second. I think the reasons for that are pretty straightforward. In the first quarter, investors were worried about the slowdown in GDP and where that would take us. Then, there was the associated housing contagion – would it spill over into other areas of the economy? In the second quarter investors felt much better about new ways to make money in the equity markets and I think you saw what did well and what didn’t. There was definitely a shift in how investors were looking at the world and that’s why I like the off/on switch analogy.

So really, then, it was a change in sentiment?

Some change in sentiment, but also changes in the real world. I think people got a pretty strong sense that corporate earnings were going to be okay despite problems in certain sectors. In addition, after six years of things going pretty much one way for the small cap and the value side of things, we saw large cap earnings doing better. The tightening in global credit impacted some of the value sectors, primarily utilities and financials, and legitimately better opportunities presented themselves in traditional growth sectors, such as technology.

One factor that influenced second quarter returns, particularly in April, was the extraordinary level of private equity activity. When you look at April, 10 of the top 25 stocks in terms of absolute performance were involved in some sort of corporate action. Some just accelerated share repurchases – Home Depot and Expedia are examples – but mainly there were outright takeovers and mergers.

“The first half of the year was kind of like a light switch, off and on … off in the first quarter, on in the second.”

There were some fears about interest rates backing up – the yield curve is no longer inverted. But people generally feel the Federal Reserve is doing a credible job.

Yes, higher rates are a global phenomenon. Since the beginning of the year, rates around the world have increased an average of about 65 basis points. Rates in the European Union are an example. In the U.S., rates on the benchmark 10-year Treasury Note are up a little less. So, in the rest of the world you’ve had rates tick up and in the U.S. we now have a positively sloped yield curve. A negatively sloped yield curve, which we had for about 18 months, usually presages a slowdown in the economy. I think the flip in the yield curve, even though rates are somewhat higher, signals a pretty good earnings outlook for 2008. At one time, we were a little worried about this global tightening cycle, but in the U.S. equity valuations remain reasonable. In addition, while there was some fear that core inflation rates were heading towards the 3 percent range, they’re actually running closer to 2 percent. We feel that contained inflation, even more than the interest rate situation, presents a very solid underpinning for U.S. equity values.

You mentioned large cap growth leading the way this quarter and year to date. Has the long-awaited corner finally been turned – that is, is growth replacing value as the style leader and is large cap seizing leadership, mainly from small caps? Do economic conditions and the business environment favor large cap growth right now?

It sure does feel that way, as both large caps and growth have been leading the way. We feel that large cap growth is priced, on a risk-adjusted basis, for continued outperformance relative to small caps and value stocks. Earnings growth is now slightly better. It’s showing sustainable margin activity whereas there’s some negative operating margin leverage in the small cap space, where revenues are growing faster than earnings. Additionally, I think large caps are in a stronger position, if the economic environment stays slow, to continue to perform better.

One of the reasons for that is economic activity outside the U.S. has been stronger than that in the U.S. and large cap companies have better exposure globally. Secondly, I would say that the executive leaders of large cap companies are feeling very good about their superior cash flows and are beginning to put some of that cash to work. We have had lengthy conversations with CEOs about the rate of reinvestment back in their businesses. A few companies have been disciplined about that – one example being Cisco Systems. But other companies have been less focused on this issue. Now, however, stances on reinvestment are changing and I think this could drive sustained large cap performance. A third factor is the credit tightening cycle, which can pinch investments that are financially-related, such as banks. And most banks are traditional value plays. Utilities fall into the same camp.

“ … after six years of things going pretty much one way for the small cap and the value side of things, we saw large cap earnings doing better.”

William Blair searches for stocks with the potential to sustain above average growth over long periods of time. What elements are usually present in a company that offers the potential for sustainable growth?

Traditionally, we look for three broad factors: A sound business model, great financials and strong management. In the current environment, among those three broad categories the companies that have continued to emphasize innovation when others were somewhat conservative are better positioned for the future. In addition, I think some companies lost their way a little bit over the last few years with respect to customer service as a way to ensure customer loyalty.

We always look for companies with high reinvestment rates, but as free cash flow and profit margins in general are so high that is but one factor. So, what we’re looking for now is companies that can sustain those high free cash flow levels and we feel that ability will depend on those two factors: investing in innovation and investing in customer service.

“In the current environment … companies that have continued to emphasize innovation when others were somewhat conservative are better positioned for the future.”

One of the elements in that broad category of business model that’s always important to us is recurring revenue. There are two key ways to generate recurring revenue: a business model that allows customers to come back to you on a frequent, regular basis or one that provides such good value to customers that they don’t feel the need to shop for alternative products. That is business that is not done on price. Companies that have emphasized frequent customer interaction and good value are poised to do better over the next couple of years.

What’s a stock that you recently added to the portion of the Liberty All-Star Growth Fund portfolio that you manage and why did you buy it? Likewise, what is a sale from the portfolio and the reasons for it?

We are traditionally low turnover investors but there were a couple of names on each side of that ledger this quarter.

The most interesting name on the buy side this quarter is a Swiss company called ABB Ltd. It used to be referred to as Asea Brown Boveri. ABB manufactures power products for transmitting and distributing electricity. Products include transformers, switchgear, circuit breakers, cables and associated equipment. It also offers all related services and support. This is a company that went through a management change a few years ago. We’ve been watching it over the course of that transition and we liked it because management has been focusing on core strengths by selling off unrelated businesses and emphasizing those factors of reinvestment, innovation and customer service.

A major external factor is the global trend toward improving the efficiency of electrical grids around the world. In North America and Europe there is a very significant network rebuilding trend. Most of those networks were built out in the 1960s and 1970s and that was well over 30 years ago. ABB is a leader in that business, and is well positioned to benefit from growing demand. We also like ABB because developing markets require a build-out of their infrastructure, and power transmission is certainly a core part of that economic development process. And ABB is an important player around the world.

What about a sale?

We sold Amgen this quarter. It had been a longtime holding but, frankly, we saw the growth engines running out of gas. We held on for a while on hopes for a couple of new products, particularly Vectibix, which is a cancer treatment. But, recently published studies did not support the view that it would generate significant growth. At that point, we knew it was time to move on. There is also pressure building on Amgen’s core red blood cell treatment, EPO, from a competitive standpoint. Finally, the company is now entering that window when some patents will begin to run out.

Thanks for an interesting interview.

LIBERTY ALL-STAR® GROWTH FUND

SCHEDULE OF INVESTMENTS

as of June 30, 2007 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.38%)

CONSUMER DISCRETIONARY (14.56%)
Auto Components (1.15%)
Johnson Controls, Inc.	16,195	$1,874,895

Automobiles (1.00%)
Thor Industries, Inc.	36,099	1,629,509

Distributors (1.43%)
Keystone Automotive Industries, Inc. (a)	19,993	827,111
LKQ Corp. (a)	61,708	1,521,719
		2,348,830

Diversified Consumer Services (1.69%)
Bright Horizons Family Solutions, Inc. (a)	29,316	1,140,685
Capella Education Co. (a)	10,463	481,612
Strayer Education, Inc.	8,700	1,145,877
		2,768,174

Hotels, Restaurants & Leisure (5.31%)
Chipotle Mexican Grill, Inc., Class A (a)	6,300	537,264
Chipotle Mexican Grill, Inc., Class B (a)	7,500	589,725
Ctrip.com International Ltd. (b)	19,010	1,494,756
Home Inns & Hotels Management, Inc. (a)(b)	20,200	650,642
Life Time Fitness, Inc. (a)	21,603	1,149,928
Marriott International, Inc., Class A	21,652	936,232
P.F. Chang’s China Bistro, Inc. (a)	30,600	1,077,120
Starbucks Corp. (a)	24,970	655,213
Texas Roadhouse, Inc., Class A (a)	37,895	484,677
Wynn Resorts Ltd.	12,500	1,121,125
		8,696,682

Internet & Catalog Retail (0.39%)
Netflix, Inc. (a)	33,200	643,748

Media (0.68%)
Focus Media Holding Ltd. (a)(b)	21,900	1,105,950

Multi-line Retail (0.52%)
Dollar Tree Stores, Inc. (a)	19,503	849,356

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

Specialty Retail (1.91%)
Hibbett Sports, Inc. (a)	22,330	$611,395
Staples, Inc.	59,260	1,406,240
Urban Outfitters, Inc. (a)	26,400	634,392
Zumiez, Inc. (a)	12,700	479,806
		3,131,833

Textiles, Apparel & Luxury Goods (0.48%)
Coach, Inc. (a)	16,520	782,883

CONSUMER STAPLES (4.64%)
Beverages (2.49%)
Hansen Natural Corp. (a)	26,400	1,134,672
PepsiCo, Inc.	45,425	2,945,811
		4,080,483

Food & Staples Retailing (1.57%)
Walgreen Co.	40,715	1,772,731
Wal-Mart de Mexico SA (b)	21,060	795,078
		2,567,809

Personal Products (0.58%)
Bare Escentuals, Inc. (a)	27,800	949,370

ENERGY (8.40%)
Energy Equipment & Services (6.90%)
Atwood Oceanics, Inc. (a)	13,523	927,948
CARBO Ceramics, Inc.	19,543	856,179
CGG Veritas (a)(b)	24,983	1,241,905
Core Laboratories N.V. (a)	12,884	1,310,174
FMC Technologies, Inc. (a)	17,500	1,386,350
Oceaneering International, Inc. (a)	21,000	1,105,440
Patterson-UTI Energy, Inc.	32,478	851,249
Schlumberger Ltd.	21,480	1,824,511
Smith International, Inc.	30,400	1,782,656
		11,286,412

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

Oil, Gas & Consumable Fuels (1.50%)
Apache Corp.	9,540	$778,369
Golar LNG Ltd.	23,673	394,392
Suncor Energy, Inc.	14,345	1,289,902
		2,462,663

FINANCIALS (10.27%)
Capital Markets (6.93%)
Affiliated Managers Group, Inc. (a)	20,069	2,584,085
The Charles Schwab Corp.	72,120	1,479,902
Franklin Resources, Inc.	11,010	1,458,495
GFI Group, Inc. (a)	26,485	1,919,633
The Goldman Sachs Group, Inc.	8,960	1,942,080
optionsXpress Holdings, Inc.	33,637	863,125
SEI Investments Co.	17,600	511,104
T. Rowe Price Group, Inc.	11,300	586,357
		11,344,781

Diversified Financial Services (1.70%)
Financial Federal Corp.	47,438	1,414,601
IntercontinentalExchange, Inc. (a)	9,210	1,361,699
		2,776,300

Insurance (1.64%)
Brown & Brown, Inc.	34,345	863,433
eHealth, Inc. (a)	20,245	386,477
National Interstate Corp.	35,100	915,408
Security Capital Assurance Ltd.	16,800	518,616
		2,683,934

HEALTH CARE (12.97%)
Biotechnology (3.48%)
CV Therapeutics, Inc. (a)	25,000	330,250
Enzon Pharmaceuticals, Inc. (a)	48,165	378,095
Genentech, Inc. (a)	23,725	1,795,034
Gilead Sciences, Inc. (a)	38,360	1,487,217
InterMune, Inc. (a)	7,000	181,580
Martek Biosciences Corp. (a)	38,121	990,002
Vertex Pharmaceuticals, Inc. (a)	18,900	539,784
		5,701,962

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

Health Care Equipment & Supplies (5.46%)
Accuray, Inc. (a)	24,333	$539,706
C.R. Bard, Inc.	12,130	1,002,302
DJO, Inc. (a)	20,621	851,029
Intuitive Surgical, Inc. (a)	9,100	1,262,807
Palomar Medical Technologies, Inc. (a)	12,100	419,991
PolyMedica Corp.	35,128	1,434,979
ResMed, Inc. (a)	40,078	1,653,618
SurModics, Inc. (a)	24,588	1,229,400
Wright Medical Group, Inc. (a)	22,446	541,397
		8,935,229

Health Care Providers & Services (2.48%)
Lincare Holdings, Inc. (a)	37,558	1,496,686
Nighthawk Radiology Holdings, Inc. (a)	39,473	712,488
PSS World Medical, Inc. (a)	48,736	887,970
VCA Antech, Inc. (a)	25,580	964,110
		4,061,254

Health Care Technology (0.36%)
Cerner Corp. (a)	10,600	587,982

Life Sciences Tools & Services (0.35%)
PharmaNet Development Group, Inc. (a)	18,236	581,364

Pharmaceuticals (0.84%)
Allergan, Inc.	18,320	1,055,965
Auxilium Pharmaceuticals, Inc. (a)	19,618	312,711
		1,368,676

INDUSTRIALS (19.21%)
Aerospace & Defense (1.81%)
Precision Castparts Corp.	9,200	1,116,512
Rockwell Collins, Inc.	26,220	1,852,181
		2,968,693

Air Freight & Logistics (0.82%)
UTI Worldwide, Inc.	49,720	1,331,999

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

Commercial Services & Supplies (7.79%)
The Advisory Board Co. (a)	16,300	$905,628
American Reprographics Co. (a)	39,792	1,225,196
The Corporate Executive Board Co.	34,609	2,246,470
CRA International, Inc. (a)	9,310	448,742
IHS, Inc. (a)	21,016	966,736
Monster Worldwide, Inc. (a)	21,500	883,650
Resources Connection, Inc. (a)	85,257	2,828,827
Robert Half International, Inc.	21,000	766,500
Stericycle, Inc. (a)	31,681	1,408,537
Waste Connections, Inc. (a)	35,433	1,071,494
		12,751,780

Construction & Engineering (0.86%)
Foster Wheeler Ltd. (a)	13,200	1,412,268

Electrical Equipment (1.64%)
ABB Ltd. (b)	52,440	1,185,144
Energy Conversion Devices, Inc. (a)	23,300	718,106
Rockwell Automation, Inc.	11,300	784,672
		2,687,922

Machinery (3.55%)
Danaher Corp.	40,030	3,022,265
Flowserve Corp.	11,300	809,080
Joy Global, Inc.	20,100	1,172,433
Wabtec Corp.	22,050	805,486
		5,809,264

Trading Companies & Distributors (2.74%)
Fastenal Co.	39,551	1,655,605
GATX Corp.	16,825	828,631
Interline Brands, Inc. (a)	24,687	643,837
TransDigm Group, Inc. (a)	22,661	916,864
Williams Scotsman International, Inc. (a)	18,669	444,509
		4,489,446

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

INFORMATION TECHNOLOGY (22.95%)
Communications Equipment (5.05%)
Cisco Systems, Inc. (a)	90,308	$2,515,078
Corning, Inc. (a)	41,845	1,069,140
Infinera Corp. (a)	22,300	555,716
Polycom, Inc. (a)	36,026	1,210,473
QUALCOMM, Inc.	35,375	1,534,921
Research In Motion Ltd. (a)	6,900	1,379,931
		8,265,259

Computers & Peripherals (2.45%)
Brocade Communications Systems, Inc. (a)	118,300	925,106
Data Domain, Inc. (a)	4,700	108,100
Electronics for Imaging, Inc. (a)	19,584	552,660
EMC Corp. (a)	89,990	1,628,819
Network Appliance, Inc. (a)	27,145	792,634
		4,007,319

Electronic Equipment & Instruments (2.45%)
Daktronics, Inc.	40,732	874,923
FLIR Systems, Inc. (a)	31,438	1,454,008
National Instruments Corp.	51,654	1,682,371
		4,011,302

Internet Software & Services (2.96%)
Akamai Technologies, Inc. (a)	19,100	929,024
Baidu.com (a)(b)	5,800	974,284
TechTarget, Inc. (a)	18,151	233,241
VeriSign, Inc. (a)	18,310	580,976
VistaPrint Ltd. (a)	23,800	910,350
Yahoo!, Inc. (a)	45,170	1,225,462
		4,853,337

IT Services (2.64%)
Cognizant Technology Solutions Corp., Class A (a)	20,500	1,539,345
Infosys Technologies Ltd. (b)	15,080	759,730
Paychex, Inc.	51,570	2,017,419
		4,316,494

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE

Office Electronics (0.57%)
Zebra Technologies Corp., Class A (a)	24,090	$933,247

Semiconductors & Semiconductor Equipment (3.61%)
Cavium Networks, Inc. (a)	24,000	542,880
FormFactor, Inc. (a)	12,269	469,903
Hittite Microwave Corp. (a)	29,306	1,252,245
Linear Technology Corp.	29,600	1,070,928
Marvell Technology Group Ltd. (a)	72,400	1,318,404
Taiwan Semiconductor Manufacturing Co., Ltd. (b)	112,753	1,254,944
		5,909,304

Software (3.22%)
Adobe Systems, Inc. (a)	39,855	1,600,178
ANSYS, Inc. (a)	76,072	2,015,908
Electronic Arts, Inc. (a)	11,700	553,644
Salesforce.com, Inc. (a)	25,800	1,105,788
		5,275,518

MATERIALS (1.99%)
Chemicals (1.34%)
Praxair, Inc.	30,480	2,194,255

Metals & Mining (0.65%)
Allegheny Technologies, Inc.	10,200	1,069,776

TELECOMMUNICATION SERVICES (2.39%)
Diversified Telecommunication (1.99%)
Cbeyond, Inc. (a)	24,662	949,734
Cogent Communications Group, Inc. (a)	32,922	983,380
NeuStar, Inc., Class A (a)	45,530	1,319,004
		3,252,118

Wireless Telecommunication Services (0.40%)
Clearwire Corp. (a)	26,800	654,724

TOTAL COMMON STOCKS (COST OF $129,054,231)		159,414,104

See Notes to Schedule of Investments and Financial Statements

	PAR VALUE	MARKET VALUE
SHORT TERM INVESTMENT (4.19%)

REPURCHASE AGREEMENT (4.19%)
Repurchase agreement with State Street Bank & Trust Co., dated 06/29/07, due 07/02/07 at 4.65%, collateralized by several U.S. Treasury Bonds with various maturity dates, market value of $7,006,192 (repurchase proceeds of $6,864,659) (COST OF $6,862,000)	$6,862,000	$6,862,000

TOTAL INVESTMENTS (101.57%) (COST OF $135,916,231)(c)		166,276,104
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.57%)		(2,577,391)
NET ASSETS (100.00%)		$163,698,713
NET ASSETS PER SHARE(27,850,522 SHARES OUTSTANDING)		$5.88

Notes to Schedule of Investments:
(a)	Non-income producing security
(b)	American Depositary Receipt
(c)	Cost of Investments for federal income tax purposes is $136,034,757

Gross unrealized appreciation and depreciation at June 30, 2007 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$34,716,913
Gross unrealized depreciation	(4,475,566)
Net unrealized appreciation	$30,241,347

See Notes to Financial Statements

LIBERTY ALL-STAR® GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2007 (Unaudited)

ASSETS:
Investments at market value (identified cost $135,916,231)	$166,276,104
Cash	1,557
Receivable for investment securities sold	356,028
Dividends and interest receivable	104,013
Foreign tax reclaim	5,444
Prepaid and other assets	10,593

TOTAL ASSETS	166,753,739

LIABILITIES:
Payable for investment securities purchased	2,684,448
Investment advisory fees payable	117,939
Payable for administration, pricing and bookkeeping fees	28,741
Accrued Expenses	223,898

TOTAL LIABILITIES	3,055,026

NET ASSETS	$163,698,713

NET ASSETS REPRESENTED BY:
Paid-in capital (authorized 60,000,000 shares at $0.10 Par; 27,850,522 shares outstanding)	$130,460,837
Accumulated net investment loss	(8,804,612)
Accumulated net realized gain on investments	11,682,615
Net unrealized appreciation on investments	30,359,873

TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF COMMON STOCK ($5.88 PER SHARE)	$163,698,713

See Notes to Financial Statements

LIBERTY ALL-STAR® GROWTH FUND

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2007 (Unaudited)

INVESTMENT INCOME:
Dividends		$453,977
Interest		83,873

TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES WITHHELD AT SOURCE WHICH AMOUNTED TO $11,439)		537,850

EXPENSES:
Investment advisory fee	$640,771
Administrative fee	158,420
Pricing and bookkeeping fees	19,932
Audit fees	19,773
Custodian fee	17,226
Directors’ fees and expenses	26,472
Legal fees	94,957
NYSE fee	13,376
Shareholder communication expenses	55,191
Transfer agent fees	19,495
Miscellaneous expenses	16,556

TOTAL EXPENSES		1,082,169

NET INVESTMENT LOSS		(544,319)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment transactions:
Proceeds from sales	54,285,104
Cost of investments sold	42,528,654

Net realized gain on investment transactions		11,756,450

Net unrealized appreciation on investments:
Beginning of year	28,136,677
End of period	30,359,873

Net change in unrealized appreciation		2,223,196

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$13,435,327

See Notes to Financial Statements

LIBERTY ALL-STAR® GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED JUNE 30, 2007	YEAR ENDED DECEMBER 31, 2006
	(UNAUDITED)

OPERATIONS
Net investment loss	$(544,319)	$(1,146,920)
Net realized gain on investment transactions	11,756,450	12,879,845
Net change in unrealized appreciation	2,223,196	(3,031,027)
Net increase in net assets resulting from operations	13,435,327	8,701,898

DISTRIBUTIONS DECLARED FROM:
Paid-in capital	(8,260,293)	(3,162,729)
Net realized gain on investments	—	(12,914,964)
Total distributions	(8,260,293)	(16,077,693)

CAPITAL TRANSACTIONS:
Dividend reinvestments	1,783,401	1,533,706
Total increase (decrease) in net assets	6,958,435	(5,842,089)

NET ASSETS:
Beginning of year	156,740,278	162,582,367
End of period	$163,698,713	$156,740,278

See Notes to Financial Statements

LIBERTY ALL-STAR® GROWTH FUND

FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED		YEAR ENDED DECEMBER 31,
	JUNE 30, 2007		2006	2005
	(UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$5.69		$5.97	$6.29

Income from Investment Operations:
Net investment loss	(0.02)		(0.04)	(0.04)
Net realized and unrealized gain on investments	0.51		0.35	0.30
Total from Investment Operations	0.49		0.31	0.26

Less Distributions from:
Paid-in capital	(0.30)		(0.12)	(0.47)
Realized capital gain	—		(0.47)	(0.11)
Total Distributions	(0.30)		(0.59)	(0.58)
Net asset value at end of period	$5.88		$5.69	$5.97
Market price at end of period	$5.70		$5.37	$5.44

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (a)
Based on net asset value	9.0	%(c)	6.4%	4.6%
Based on market price	11.9	%(c)	10.2%	(9.3)%

RATIO AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)	$164		$157	$163
Ratio of expenses to average net assets (b)	1.37	%(d)	1.40%	1.35
Ratio of net investment loss to average net assets (b)	(0.69	)%(d)	(0.73)%	(0.78)%
Portfolio turnover rate	29	%(c)	52%	46%

(a)	Calculated assuming all distributions reinvested at actual reinvestment price and all rights offerings were fully subscribed under the terms of each offering.
(b)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements

	YEAR ENDED DECEMBER 31,
	2004	2003	2002

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$6.51	$5.44	$8.31

Income from Investment Operations:
Net investment loss	(0.05)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments	0.46	1.79	(2.13)
Total from Investment Operations	0.41	1.73	(2.20)

Less Distributions from:
Paid-in capital	(0.29)	(0.26)	(0.67)
Realized capital gain	(0.34)	(0.32)	—
Total Distributions	(0.63)	(0.58)	(0.67)
Change due to rights offering (a)	—	(0.08)	—
Total Distributions and Rights Offering	(0.63)	(0.66)	(0.67)
Net asset value at end of year	$6.29	$6.51	$5.44
Market price at end of year	$6.61	$6.83	$5.05

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (b)
Based on net asset value	6.7%	33.7%	(27.2)%
Based on market price	6.9%	51.1%	(32.6)%

RATIO AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)	$165	$163	$112
Ratio of expenses to average net assets (c)	1.31%	1.34%	1.38
Ratio of net investment loss to average net assets (c)	(0.82)%	(0.94)%	(1.07)%
Portfolio turnover rate	28%	37%	25%

(a)	Effect of Fund’s rights offerings for shares at a price below net asset value.
(b)	Calculated assuming all distributions reinvested at actual reinvestment price and all rights offerings were fully subscribed under the terms of each offering.
(c)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

See Notes to Financial Statements

LIBERTY ALL-STAR® GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2007 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All-Star Growth Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Shares

The Fund may issue 60,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board of Directors.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

Federal Income Tax Status

Consistent with the Fund’s policy to qualify as a regulated investment company and to distribute all of its taxable income to shareholders, no federal income tax has been accrued.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Recent Accounting Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund’s financial statement disclosures.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses and excess distributions were identified and reclassified among the components of the Fund’s net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-In Capital
$1,146,920	$5,291,118	$(6,438,038)

* Included in the amounts reclassified was a net operating loss offset to paid in capital of $1,146,967.

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the year ended December 31, 2006 was as follows:

12/31/06
Distributions paid from:
Ordinary income	$5,291,071
Long-term capital gain	7,623,893
11,767,997
Return of capital	3,126,568
$16,041,532

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Net Unrealized Appreciation*
$0	$0	$28,062,842

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Capital loss carryforwards of $5,291,070 were utilized during the year ended December 31, 2006.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

Effective December 18, 2006, ALPS Advisers, Inc. (“AAI”), serves as the investment adviser to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.80%
Over $300 million	0.72%

Under Portfolio Management Agreements, AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.40%
Over $300 million	0.36%

Prior to December 18, 2006, Banc of America Investment Advisors, Inc. (“BAIA”), an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), served as the Fund’s investment adviser. AAI became investment adviser when the Fund Management Agreement was approved by Fund shareholders at a Special Meeting of the Shareholders of the Fund on November 21, 2006.

The fee rates of BAIA’s investment advisory agreement with the Fund and BAIA’s agreements with the Portfolio Managers were the same as AAI’s fee rates noted above, except that the investment advisory fee the Fund paid to BAIA and the portfolio management fee BAIA paid to the portfolio managers were calculated based on the Fund’s average weekly net assets and were paid on a quarterly basis.

Administration, Pricing and Bookkeeping Fees

ALPS Fund Services, Inc. (“ALPS”) provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.20%
Over $300 million	0.18%

In addition, ALPS provides pricing and bookkeeping services to the Fund for an annual fee consisting of: (i) $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; and (ii) a multi-manager fee based on the number of portfolio managers; provided that during any 12-month period, the aggregate amount of (i) shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges).

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Prior to December 18, 2006, BAIA provided administrative and other services to the Fund under the same terms as ALPS noted above, except that BAIA’s fee was based on average weekly net assets and was paid quarterly.

Further, prior to December 18, 2006, Columbia Management Advisors, LLC (“Columbia”), an indirect, wholly owned subsidiary of BOA and an affiliate of BAIA, was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the “Outsourcing Agreement”), Columbia delegated those functions to State Street Corporation (“State Street”). As a result, Columbia paid State Street the total fees collected under the pricing and bookkeeping agreement.

The terms of Columbia’s pricing and bookkeeping agreement were the same as the ALPS terms noted above.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers

All officers of the Fund are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended June 30, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $45,684,364 and $54,260,571, respectively.

NOTE 6. CAPITAL TRANSACTIONS

During the six months ended June 30, 2007, and the year ended December 31, 2006 distributions in the amount of $1,783,401 and $1,533,706, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 316,207 and 283,987 shares, respectively.

NOTE 7. RESULTS OF ANNUAL MEETING OF SHAREHOLDERS

On April 26, 2007, the Annual Meeting of Shareholders of the Fund was held to elect two Directors. On February 15, 2007, the record date for the Meeting, the Fund had outstanding 27,534,315 shares of common stock. The votes cast at the meeting were as follows:

Proposal to elect two Directors:

	For	Withheld
Richard W. Lowry	23,476,509	793,370
George R. Gaspari	23,477,729	792,150

LIBERTY ALL-STAR® GROWTH FUND

DESCRIPTION OF LIPPER BENCHMARK AND MARKET INDICES

Lipper Multi-Cap Growth Mutual Fund Average – The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-Cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

NASDAQ Composite Index – Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000 Growth Index – Measures the performance of those Russell 3000 companies with higher price-to-book-ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 1000 Growth Index (Largecap) – Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell Midcap Growth Index – Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index.

Russell 2000 Growth Index (Smallcap) – Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index – A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

LIBERTY ALL-STAR® GROWTH FUND

NOTES

INVESTMENT ADVISER

ALPS Advisers, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

303-623-2577

www.all-starfunds.com

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

125 High Street

Boston, Massachusetts 02110

CUSTODIAN

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTOR ASSISTANCE,

TRANSFER & DIVIDEND

DISBURSING AGENT & REGISTRAR

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, Rhode Island 02940-3078

1-800-LIB-FUND (1-800-542-3863)

www.computershare.com

LEGAL COUNSEL

Kirkpatrick & Lockhart

Preston Gates Ellis LLP

1601 K Street, NW

Washington, DC 20006

DIRECTORS

John A. Benning*

Thomas W. Brock*

Edmund J. Burke

George R. Gaspari*

Richard W. Lowry*, Chairman

Dr. John J. Neuhauser*

Richard C. Rantzow*

OFFICERS

William R. Parmentier, Jr., President

Mark T. Haley, CFA, Senior Vice President

Edmund J. Burke, Vice President

Jeremy O. May, Treasurer

Kimberly R. Storms, Assistant Treasurer

Tané T. Tyler, Secretary

Bradley J. Swenson, Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at
www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000146   02/29/08

Item 2. Code of Ethics.

Not Applicable to this Report.

Item 3. Audit Committee Financial Expert.

Not Applicable to this Report.

Item 4. Principal Accountant Fees and Services.

Not Applicable to this Report.

Item 5. Audit Committee of Listed Registrants.

Not Applicable to this Report.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to ALPS Advisors, Inc. (the “Advisor”) the responsibility to vote proxies relating to portfolio securities held by the Fund.  In deciding to delegate this responsibility to the Advisor, the Fund’s Board reviewed and approved the policies and procedures adopted by the Advisor.  These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor or an affiliate examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor or an affiliate also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor or an affiliate determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, a Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Proxy Committee is composed of representatives of equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services (“ISS”), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable to this Report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2007, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR is Not Applicable to this Report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	September 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	September 7, 2007

By:	/s/ Jeremy O. May
Jeremy O. May (Principal Financial Officer)
Treasurer

Date:	September 7, 2007